UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2011 (January 21, 2011)

CLEARTRONIC, INC.
(Exact name of registrant as specified in its charter)

333-135585 (Commission File Number)	65-0958798 (IRS Employer Identification No.)
8000 North Federal Highway, Boca Raton, Florida (principal executive offices)	33487 (Zip Code)

Registrant's telephone number, including area code: 561-939-3300

________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On January 21, 2011, the Board of Directors of Cleartronic, Inc. (the “Company”) dismissed Kramer Weisman and Associates, LLP (“Kramer Weisman”) as the Company’s independent registered public accounting firm.

The reports of Kramer Weisman on the Company’s financial statements as of and for the years ended September 30, 2010 and 2009 and 2008, contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern. Except for that modification, the reports did not contain any adverse opinion or disclaimer of opinion nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principle.

During the recent fiscal years ending September 30, 2010, 2009 and 2008 and the subsequent periods through the date of this Form 8-K, there have been no (i) disagreements with Kramer Weisman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Kramer Weisman’s satisfaction, would have caused Kramer Weisman to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Kramer Weisman with a copy of the above disclosures and requested that Kramer Weisman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with our statements in this Item 4.01. A copy of Kramer Weisman’s letter, dated January 21, 2011 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On January 21, 2010, the Board of Directors of the Company engaged Goldstein Schechter Koch P.A. (“Goldstein Schechter”) as the Company’s new independent registered public accounting firm.  During the recent fiscal years ending September 30, 2010, 2009 and 2008 and the subsequent interim period prior to the engagement of Goldstein Schechter, the Company did not consult with Goldstein Schechter regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Goldstein Schechter did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter from Kramer Weisman and Associates, LLP to the U.S. Securities and Exchange Commission, dated January 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARTRONIC, INC. (Registrant)

Date: January 24, 2011	/s/ Larry Reid
By: Larry Reid, Its: Chief Executive Officer

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